NASDAQ: FCTR 2005 Second Quarter Conference Call Tuesday, July 19, 2005

Bob James President & CEO First Charter Corporation 2

Forward Looking Statements 3 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, our business plan and strategic initiatives are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

Conference Call Outline 4 Second Quarter Highlights Introduction of Executive Management Team Financial Summary Growth Strategy Update Long Term Objectives Questions

Second Quarter Highlights 5 Net Income Increased 10% Strong Loan Growth & Solid Credit Quality Increased Fee Revenue New Checking Account Growth High Customer Satisfaction

First Charter Management Team 6 Bob James 54 President & CEO Centura Bank 1999 SunTrust Bank Rick Manley 48 Chief Banking Officer Centura Bank 1999 Barnett Bank NAME AGE TITLE PREVIOUS YEAR OF HIRE Steve Rownd 46 Chief Risk Officer SunTrust Bank 2000 Barnett Bank Chuck Caswell 43 Chief Financial Officer Integra Bank 2005 Centura Bank Cecil Smith 57 Chief Information Officer Duke Energy 2005 Wachovia

Focus On Long Term Growth Community Banking Model Vibrant Markets Large, Bureaucratic Competitors Organic Growth Exceptional Service Comprehensive Set of Products Convenience Controlled Market Expansion De Novo Branches Smart Acquisitions 7

Recent Management Actions Expense Management Consolidation of Insurance Offices Review of Supplier Relationships Business Improvement Expanded Branch Hours of Operation Market Expansion Raleigh 8

9 Chuck Caswell Chief Financial Officer Second Quarter Summary

Second Quarter Results Net Income Up $1.0 Million or 10.0% to $11.3 Million EPS Increased from $.34 to $.37 or 8.8% Year to date EPS increased from $.65 to $.71 2Q 2005 Compared to 2Q 2004 10

Loans 2Q04 3Q04 4Q04 1Q05 2Q05 Commercial 1.3093 1.3439 1.3208 1.333 1.4489 Mortgage 0.315 0.3312 0.3476 0.5829 0.5813 Consumer 0.724 0.7501 0.7713 0.7886 0.8282 Loan Growth - Total Loans Grew 22% over the past year and 23% annualized in the second quarter 11 .... in Billions 22%

Balanced, Secured Loan Portfolio 12 Construction 16% Commercial 8% Commercial Mortgage 27% Residential Mortgage 20% Consumer 11% Home Equity 18% June 30, 2005 March 31, 2005 Commercial 8% Construction 13% Consumer 11% Home Equity 18% Residential Mortgage 21% Commercial Mortgage 29%

Deposit Growth - Deposits are up 6% over the past year and 7% annualized in the quarter Deposits 2Q04 3Q04 4Q04 1Q05 2Q05 CDs 1.2116 1.1954 1.2855 1.3718 1.4286 Interest Checking & MM 1.0145 0.9935 0.9466 0.9279 0.9158 Noninterest bearing 0.3687 0.3682 0.3778 0.403 0.407 13 .... in Billions Noninterest bearing DDA up 10% vs. year ago and 4% annualized in the quarter

Net Interest Income Up $1.3 Million or 4% vs. year ago Up $0.7 Million or 2% vs. last quarter Richer Mix - More Loans/Fewer Securities Margin - 3.03 vs. 3.07 year ago 14 3.03 vs. 3.06 last quarter

15 Securities Portfolio 33% Securities Portfolio 33% June 30, 2005 Securities Portfolio 40% June 30, 2004 Securities Portfolio 40% Loans 60% Loans 67% Securities Portfolio as a percent of earning assets has been reduced by 7% over last year. Securities were reduced by $28 Million in Second Quarter.

Second Quarter Results Noninterest Income Up 16.3%* Deposit Service Charges Up 11.3% Insurance Services Up 17.7% ATM/Debit Card/Other Up 34.6% 16 2Q 2005 Compared to 2Q 2004 * Includes $0.9 Million BOLI and $0.2 Million Property Gains and $0.2 Million loss on Equity Investments

Deposit Service Charges Increased 11% over Q2 2004 Loans 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 5.674 5.768 5.605 6.346 6.781 6.832 6.236 7.061 17 .... in Millions

De Minimus Securities Gains in 2005 Loans 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 270 505 326 494 1267 296 -49 18 18 .... in Thousands

Second Quarter Results Noninterest Expense Up $1.7 Million or 6.1% Salary Expense Up $1.5 Million or 10.7% Includes $1.1 million employee benefit reserve Includes $0.2 million insurance agency acquisition Professional Fees Down $0.4 Million 19 2Q 2005 Compared to 2Q 2004

Second Quarter Results Noninterest Expense Up $0.5 Million or 1.7% Salaries and Employee Benefits* Up $0.3 Million Occupancy and Equipment Up $0.3 Million 20 2Q 2005 Compared to 1Q 2005 * Q2 includes $1.1 Million Benefits Reserve and Q1 includes $1.0 Million Severance charges

Asset Quality Remains Sound 21 Second Quarter 2005 First Quarter 2005 Past Dues 0.45% 0.51% Nonaccrual Loans 0.34% 0.34% Nonperforming Assets 0.57% 0.62% Net Charge-Offs 0.19% 0.21% Allowance for Loan Losses as a % of loans 1.02% 1.02% Allowance for Loan Losses as a % of nonaccrual loans 295% 296%

Focus on the Balance Sheet -------Loan Yields (up 99 bp)------- ------Deposit Yields (up 54 bp)---- Community Bank - Asset Sensitive 22

Focus on the Balance Sheet Wholesale Bank - Liability Sensitive Securities Yields (stable) Wholesale Borrowing Yields (up 144 bp) 23

Reduce Reliance on Securities Gains Allocate Balance Sheet to Asset Classes with Highest Return Diversify Wholesale Funding Sources Manage Capital to Support Growth Balance Sheet Management Initiatives 24

Growth Strategy Update 25

Growth Strategy Update 26 Service Quality CHecking Account Marketing Program Complementary Business Lines Emphasis on Commercial Market Enterprise Expansion

27 Service Quality

Delivering "Expect More" Service 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 1Q05 2Q05 75 79 83 80 80 82 81 80 83 82 83 85 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey 28 Industry Average** Very Satisfied 58% *Percent of Very Satisfied Customers

Delivering "Expect More" Service 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 1Q/05 2Q05 75 79 83 80 80 82 81 80 83 82 83 85 82 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey 29 Industry Average** Very Satisfied 58% *Percent of Very Satisfied Customers 82%

30 Checking Account Marketing Program (CHAMP)

31 Acquiring New Customers Acquiring New Customers Acquiring New Customers CHecking Account Marketing Program (CHAMP)

2002 2003 2004 '6/2005 19068 40995 38607 32 Acquiring New Customers ....CHAMP Results as of June 30, 2005 Net Fee Revenue Per Account $227 2003 2002 2004 6/2005

2002 2003 2004 '6/2005 19068 40995 38607 21714 33 Acquiring New Customers ....CHAMP Results as of June 30, 2005 Net Fee Revenue Per Account $227 2003 2002 2004 6/2005

97985 107191 Growing Core Households* 34 06/30/04 06/30/05 * A Core Household includes a Checking Account. 9.4% Increase

Increasing Cross-Sales Opportunities 35 Strong Service Culture = Multiple Product Sales 06/30/05 Products Sold 27,185 9,374 2.9 Cross-Sell Ratio 06/30/05 New Core Retail HHs

Complementary Business Lines Insurance Services Brokerage Services Corporate & Private Asset Management Mortgage Services 36

Emphasis on Commercial Market Six New Commercial Relationship Officers Increased Focus on C&I Lending Small Business Market Program 37

Expanding the Enterprise Replacement Financial Centers Charlotte Monroe Concord 38

Monroe 39 Opening New Markets

Expanding the Enterprise Replacement Financial Centers Charlotte Monroe Concord De Novo Colony Place, Charlotte Raleigh 40

Expanding the Enterprise Raleigh Market Vibrant, Growing Market Loan Production Teams Established Financial Center Planned Future Opportunities 41

42 Long Term Objectives

Long-Term Objectives 43 Consistent Double Digit EPS Growth Return on Shareholders' Equity in Excess of 15% Growing Our Customer Base Maintaining the Integrity of Our Franchise

44 Earnings Guidance

Annual Guidance 2005 45 Earnings Per Share $1.50 - $1.55

Questions 46

Check our Website at www.firstcharter.com Questions and Additional Inquiries Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter 47

NASDAQ: FCTR 48